                                                      EXHIBIT 10-35




                     ADVANCED RADIO TECHNOLOGIES CORPORATION
                              SUBSCRIPTION BOOKLET


























SUBSCRIBER: ________________

                                     NOTICES

THE SECURITIES DESCRIBED HEREIN WILL NOT BE REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES COMMISSION OF ANY STATE. THE UNITS, EACH UNIT CONSISTING OF A NOTE AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF ADVANCED RADIO TECHNOLOGIES CORPORATION (THE "COMPANY"), WILL BE OFFERED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND COMPARABLE PROVISIONS OF STATE SECURITIES AND BLUE SKY LAWS. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS REVIEWED THE SUBSCRIPTION BOOKLET OR APPROVED OR DISAPPROVED THE INVESTMENT DESCRIBED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS HEREOF (THE "OFFERING MATERIALS") OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM THE COMPANY OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, AS LEGAL, ACCOUNTING, REGULATORY OR TAX ADVICE. INVESTMENT IN THE SECURITIES IS SPECULATIVE AND SUCH INVESTMENT WILL BE ILLIQUID. THERE ARE SPECIAL RISKS IN INVESTING IN THE SECURITIES AND INVESTORS ARE ADVISED TO READ THE "RISK FACTORS" SECTION HEREIN CAREFULLY. PRIOR TO INVESTING IN THE SECURITIES, A PROSPECTIVE INVESTOR SHOULD CONSULT WITH HIS ATTORNEY AND HIS INVESTMENT, ACCOUNTING, REGULATORY AND TAX ADVISORS TO DETERMINE THE CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES AND ARRIVE AT AN INDEPENDENT EVALUATION OF SUCH INVESTMENT, INCLUDING THE APPLICABILITY OF ANY LEGAL INVESTMENT RESTRICTIONS.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE OFFERING MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SECURITIES IN ANY STATE OR

OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. IN ADDITION, SUBJECT TO THE FOREGOING, THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY TO THE OFFEREE NAMED ON THE COVER PAGE OF THE SUBSCRIPTION BOOKLET. ANY REPRODUCTION, DISTRIBUTION OR DISCLOSURE OF ANY OF THE CONTENTS HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE OFFERING MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. HOWEVER, NOTHING CONTAINED HEREIN SHALL LIMIT THE OPPORTUNITY OF ANY PROSPECTIVE INVESTOR OR HIS REPRESENTATIVES TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OR TO OBTAIN ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF ANY OF THE INFORMATION CONTAINED IN THE OFFERING MATERIALS OR IN ANY DOCUMENT REFERRED TO HEREIN.

NEITHER THE DELIVERY OF THIS SUBSCRIPTION BOOKLET NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

THE OFFERING MATERIALS ARE HIGHLY CONFIDENTIAL AND HAVE BEEN PREPARED BY THE COMPANY SOLELY FOR USE IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT OF THE SECURITIES DESCRIBED HEREIN. THE COMPANY RESERVES THE RIGHT TO REJECT ANY OFFER TO PURCHASE THE UNITS, IN WHOLE OR IN PART, FOR ANY REASON.

     The following legends apply to an investment in the Units consisting of Notes and Warrants:

FOR NEW YORK RESIDENTS

     THE ATTORNEY GENERAL OF THE STATE OF NEW YORK DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE BUREAU OF INVESTOR PROTECTION AND SECURITIES OF THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THIS SUBSCRIPTION BOOKLET HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS:

     PURSUANT TO SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE OR MORE PERSONS, FLORIDA INVESTORS HAVE A THREE-DAY RIGHT OF WITHDRAWAL OF ACCEPTANCE. IF YOU HAVE EXECUTED THE SUBSCRIPTION AGREEMENT, YOU MAY ELECT, WITHIN THREE (3) BUSINESS DAYS AFTER SIGNING THE AGREEMENT, TO WITHDRAW FROM YOUR AGREEMENT AND RECEIVE A FULL REFUND OF ANY MONEY PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO ADVANCED RADIO TECHNOLOGIES CORPORATION, C/O HAHN & HESSEN LLP, 350 FIFTH AVENUE, NEW YORK, NEW YORK 10118, ATTENTION: JAMES KARDON, ESQ., INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. THE FLORIDA DEPARTMENT OF BANKING AND FINANCE HAS NOT REVIEWED THE OFFERING OR THE DISCLOSURE DOCUMENTS AND THE UNITS HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. UNLESS THE UNITS ARE REGISTERED, THEY MAY NOT BE SOLD OR TRANSFERRED IN FLORIDA EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SAID ACT.

FOR NORTH CAROLINA RESIDENTS:

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR PENNSYLVANIA RESIDENTS:

     EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE THE UNITS HAS THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO ADVANCED RADIO TECHNOLOGIES CORPORATION OR ANY OTHER PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE RECEIPT BY THE COMPANY OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE UNITS BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO ADVANCED RADIO TECHNOLOGIES CORPORATION, C/O HAHN & HESSEN LLP, 350 FIFTH AVENUE, NEW YORK, NEW YORK 10118, ATTENTION: JAMES KARDON, ESQ., INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. THE PENNSYLVANIA SECURITIES COMMISSION HAS NOT REVIEWED THE SUBSCRIPTION AGREEMENT AND THE UNITS HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED.

     EACH PENNSYLVANIA RESIDENT WHO PURCHASES THE UNITS OFFERED HEREBY MUST SIGN AND DELIVER TO ADVANCED RADIO TECHNOLOGIES CORPORATION AN AGREEMENT NOT TO RESELL THE UNITS FOR A PERIOD OF 12 MONTHS FROM THE DATE OF PURCHASE, EXCEPT AS PERMITTED UNDER SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED, OR SECTIONS 203.041 AND 204.011 OF PENNSYLVANIA CODE, AS AMENDED.

772946

                     ADVANCED RADIO TECHNOLOGIES CORPORATION

                             SUBSCRIPTION AGREEMENT



Advanced Radio Technologies Corporation
500 108th Ave., N.E., Suite 2600
Bellevue, WA 98004
Attn: Steven D. Comrie, President

Gentlemen:

This will evidence the agreement of the undersigned to subscribe for and purchase from Advanced Radio Technologies Corporation, a Delaware corporation (the "Company"), unit(s) (the "Unit(s)") at a purchase price of $100,000 per Unit, each Unit consisting of (i) a note (the "Note") in the original principal amount of $100,000, in the form annexed hereto as EXHIBIT A and (ii) Common Stock Purchase Warrants (the "Unit Warrants") to purchase 8,000 shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), in the form annexed hereto as EXHIBIT B. In the event the Notes are not prepaid within 90 days of issuance, ART will issue to holders thereof additional warrants, in substantially the same form as the Unit Warrants, to purchase an aggregate of 240,000 shares of ART Common Stock at a price of $6.25 per share (the "Additional Warrants"). In the event of default under the Notes, ART will issue to holders thereof additional such five year warrants, in substantially the same form as the Unit Warrants, exercisable to purchase an aggregate of 600,000 shares at a price of $3.00 per share (the "Default Warrants"). The Unit Warrants, Additional Warrants and Default Warrants are referred to collectively as the "Warrants". The Units, Notes, Warrants and any shares of Common Stock issued or issuable upon exercise of the Warrants are collectively referred to as the "Securities".

     1. SUBSCRIPTION. The undersigned hereby agrees to purchase and herewith delivers the full purchase price for the Unit(s) subscribed for as set forth on the signature page hereof to the Company, and the Company hereby acknowledges receipt thereof.

     2.   RELATED AGREEMENTS.

          (a) If the undersigned is not already a party thereto, the undersigned hereby agrees to enter into and hereby executes and delivers (i) the Second Restated and Amended Registration Rights Agreement, dated July 3, 1996, by and among the Company, Advanced Radio Telecom Corp. ("Telecom") and the parties thereto, as amended (the "Registration Rights Agreement") as a New Bridge Warrant Holder, as defined therein; and (ii) the Restated and Amended Stockholders' Agreement, dated February 2, 1996, by and among the Company, Telecom and the stockholders of each of the Company and Telecom named therein (the "Stockholders Agreement") (collectively, the "Related Agreements") as a New Unaffiliated Stockholder, as defined therein, with all the obligations and benefits of a

New Bridge Warrant Holder under the Registration Rights Agreement and a New Unaffiliated Stockholder under the Stockholders Agreement.

          (b) (i) The undersigned understands that the consent of the other parties to each of the Related Agreements is required to admit the undersigned as a party thereto entitled to the benefits thereof, if the undersigned is not already a party thereto.

               (ii) The undersigned understands that the Registration Rights Agreement must be amended to include the purchasers of Warrants hereunder as New Bridge Warrant Holders, that the consent of the other parties to such amendment is required to give it effect and that without such consent the holders of Warrants may not be entitled to the benefits of the Registration Rights Agreement.

               (iii) The Company agrees to use its best efforts to obtain such consents of the parties to the Related Agreements.

               (iv) The execution of this Subscription Agreement constitutes the consent of the undersigned, if a party to the Related Agreements, to the admission of all purchasers of Warrants hereunder as parties to the Related Agreements and to the granting to holders of such Warrants of the registration rights set forth in Section 1 of the Warrants.

     3.   REPRESENTATIONS.

          The undersigned represents and warrants to and agrees with the Company and its directors, officers, stockholders, agents, employees, representatives and counsel (collectively, the "Representatives") as follows:

          (a) The Securities are being purchased by the undersigned for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The undersigned agrees not to assign or in any way transfer the undersigned's rights to the Securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer. No other person has or will have a direct or indirect beneficial interest in the Securities. The undersigned agrees not to sell, hypothecate or otherwise transfer the undersigned's Securities unless the Securities are registered under Federal and applicable state securities or blue sky laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

          (b) All of the information that the undersigned has heretofore furnished to the Company and the Representatives or which is set forth herein with respect to the undersigned's financial position and business experience, is correct, complete and not misleading as of the date hereof and the undersigned will advise the Company immediately in writing of any change in any response hereto. The undersigned understands that this investment is suitable for and is available only to "Accredited Investors", as that term is defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Act"), and that the undersigned satisfies at least one of the categories enumerated below as an Accredited Investor.

               Accordingly, the undersigned acknowledges that the information set forth herein is not intended to be exhaustive and is provided only as a guide to assist each prospective investor in making an independent investigation of the Company and the Securities being offered.

          (c) The undersigned meets the requirements of one of the subparagraphs listed below (please insert your initials in the appropriate place beneath the description applicable to you):

               i) A natural person who had individual income of more than U.S. $200,000 in each of the most recent two years or joint income with that person's spouse in excess of U.S. $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, "individual income" means adjusted gross income, as reported for federal income tax purposes less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not the spouse's share) of: (w) the amount of any tax exempt interest income received,
(x) amounts contributed to an IRA or Keogh retirement plan, (y) alimony paid, and (z) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash gain or loss, respectively, reported for federal income tax purposes;

                                              _______
                                              initial

               ii) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of U.S. $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities; provided, however, for the purpose of determining a person's net worth, the principal residence owned by the individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provision, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, or personal property broker or a company whose principal business is a lender upon loans secured by real property and which has such loans receivable in the amount of U.S. $200,000,000 or more;

                                              _______
                                              initial

               iii) A natural person whose total purchase is U.S. $250,000 or more and the purchase price does not exceed 20% of the individual's net worth, or joint net worth with that person's spouse, at the time of purchase;

                                              _______
                                              initial

               iv) A trust, with total assets in excess of U.S. $5,000,000, which is not formed for the purpose of acquiring the Securities offered hereby and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Securities;

                                              _______
                                              initial

               v) A bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company of 1940, as amended; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $500,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000, or if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;

                                              _______
                                              initial

               vi) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act in 1940, as amended;

                                              _______
                                              initial

               vii) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Securities, with total assets in excess of U.S. $5,000,000; or

                                              _______
                                              initial

               viii) An entity in which all of the equity owners are accredited investors.

                                              _______
                                              initial

          (d) The undersigned has the right, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereunder. If the undersigned is an entity, this Agreement has been duly authorized, executed and delivered by or on behalf of the undersigned and constitutes a valid and binding obligation of the undersigned enforceable in accordance with its terms.

          (e) The undersigned, either individually or together with the representative on which the undersigned has relied, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities.

          (f) The undersigned has carefully read and is familiar with this Agreement, the Related Agreements, and the Disclosure Material attached as EXHIBIT C (the "Disclosure Material") has evaluated the merits and risks of the undersigned's investment in the Securities, and has determined that the Securities are a suitable investment. The undersigned understands that this Agreement does not contain all of the information that would normally be contained in a prospectus used in a public offering or in an offering memorandum used in a private offering made to non-accredited investors. Therefore, the undersigned has availed himself of the opportunity to ask questions of the Company concerning the terms and conditions of this offering and obtained such additional information as the undersigned has deemed necessary. The Company has answered all inquiries concerning the terms and conditions of this offering and has afforded the undersigned the opportunity to obtain any additional information (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of the information. The undersigned acknowledges that all documents, instruments, records and books pertaining to the Company and this offering have been made available and that the same will be available upon reasonable notice for inspection during reasonable business hours at the offices of the Company.

          (g) In evaluating the suitability of an investment in the Securities, the undersigned has not relied upon any representation or other information (whether oral or written) from the Company, the Representatives, any selling agent or other third party; any advertisement, notice or other communication contained in any newspaper, magazine or similar publication or broadcast on television or radio;
     or any seminar or meeting relating to this investment. The undersigned has undertaken an independent investigation and has relied, to the extent the undersigned believed advisable, on the undersigned's professional legal, tax and financial advisors.

          (h) The undersigned has had an opportunity to discuss the Company, business, management and financial affairs with the Company's management and has received (or had made available to it) any financial and business documents requested by it.

          (i) The undersigned understands that the Securities are a highly speculative investment which involve a high risk of loss. The undersigned can afford to hold the unregistered securities being offered hereby for an indefinite period of time and to sustain a complete loss of the amount for which the undersigned hereby offers to subscribe and has adequate means for providing for the undersigned's current needs and possible contingencies and has no need for liquidity of the undersigned's investment in the Securities. The undersigned's commitment to all similar illiquid investments is reasonable in relationship to his net worth. The undersigned understands all of the risk factors relating to the purchase of the Securities.

          (j) The undersigned acknowledges that the Securities have not been filed, registered with, approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") nor by the securities commission of any state and no such filing or registration will take place. Neither the SEC nor any state securities commission has passed upon or endorsed the merits of the offering of the Securities, nor is it intended that any of the above will do so. Any representation to the contrary is a criminal offense.

          (k) Except as set forth in the Registration Rights Agreement, the undersigned understands that the Company is under no obligation to register the Securities on behalf of the undersigned or to assist the undersigned in complying with any exemption from registration. There is no public market for the Securities and no such public market is expected to develop. There can be no assurance that the undersigned will be able to sell or dispose of the Securities.

          (l) All contacts and contracts between the undersigned and the Company regarding the offer and sale of the Securities have been made within the state of the undersigned's residence, and the undersigned has no permanent residence other than the residence address indicated on the signature page of this Agreement and has no present intention of becoming a permanent resident elsewhere.

          (m) The undersigned certifies that the undersigned is not subject to backup withholding.

          (n) The undersigned understands and acknowledges that an investment in the Securities involves significant risks including, without limitation, those set forth in the RISK FACTORS included in the Disclosure Material.

          (o) The undersigned does hereby indemnify and hold harmless the Company and the Representatives against and from any and all loss, liability, claim, damage and expense (including, without limitation, attorneys' fees and disbursements) incurred as a result of a misrepresentation, or breach of an agreement or warranty made by the undersigned to the Company or the Representatives. The undersigned acknowledges that this obligation will survive the purchase of the Securities hereunder.

     4.   ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

          (a) This subscription shall not be binding on the Company unless (i) the undersigned satisfies the conditions of Section 2(a) above and (ii) it is accepted on behalf of the Company, such acceptance to be indicated by the execution of this Agreement on behalf of the Company at the place provided at the foot hereof.

          (b) The undersigned acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever.

     5. LIMITATIONS ON TRANSFER. The undersigned recognizes (a) that the Securities have not been registered under applicable federal and state securities laws (the "Securities Laws") and, accordingly, the undersigned must bear the economic risk of an investment in the Securities for an indefinite period of time; (b) that neither this Subscription Agreement nor any of the Securities may be assigned, pledged, encumbered or otherwise transferred by the undersigned without registration under the Securities Laws, unless exempt therefrom, and unless, in the opinion of its counsel satisfactory to the Company, such transfer would be in compliance with the Securities Laws; (c) that the undersigned is not and will not be entitled to make any transfers of the Securities pursuant to the exemption afforded by Regulation D under the Act unless the undersigned has received the written approval of the Company and that any certificate or other document evidencing the Securities will bear a legend stating that the Securities have not been registered under the Securities Laws and referring to the foregoing restrictions on their transferability and sale; and (d) that the transfer of the Warrants is limited under the Related Agreements.

     6. PREPAYMENT; DEFAULT ON NOTES. (a) In the event the Notes are not prepaid within 90 days of issuance, ART will issue to the holders of each $100,000 principal amount of Notes Additional Warrants, in a form substantially similar to that of the Unit Warrants, exercisable to purchase 8,000 shares of Common Stock at the exercise price per share then in effect of the Unit Warrants.

          (b) In the event of a default on the Note, the Company shall (a) pay interest, quarterly in arrears, on the principal amount thereof at the rate of twenty-two percent (22%), based on the actual number of days elapsed over a 360-day year from the date of default and

(b) grant to the holder of each $100,000 principal amount thereof Default Warrants, in a form substantially similar to that of the Unit Warrants (except that Section 7.1(a) and (b) and the first 12 words of Section 7.1(c) in the form of Unit Warrant shall be deleted in such additional warrant), exercisable as of the date of such default to purchase 20,000 shares of Common Stock at the exercise price per share of $3.00.

     7. NOTICES. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given only if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally or by telefax at such address or (c) transmitted by nationally recognized overnight delivery service.

     8. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any of the same is sought. This Agreement shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and assigns. The subscription made hereby is irrevocable and may not be transferred or assigned by the undersigned. In the event that any provision of this Agreement is deemed invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict herewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereto which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties.

     9. GOVERNING LAW. Notwithstanding the place where this Agreement may be executed by any of the parties, the parties hereto expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to conflicts of law.

     10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement and, if required pursuant to Section 2(a) above, each of the Related Agreements.



______________________________          _____________________________
Print Name of Purchaser                 Date

X_____________________________          Number of Units subscribed
     Signature                          for at $100,000 per Unit: ______

______________________________          Aggregate Purchase
Print Name and Title (if applicable)         Price: $_______

______________________________          ______________________________
Address of Legal Residence                   City, State, Zip Code

______________________________          ______________________________
Mailing Address (if different)               City, State, Zip Code

______________________________          ______________________________
Telephone (include area code)           Telefax (include area code)

______________________________          ______________________________
Additional Contact Information
  (if applicable)



Subscription accepted as of
September __, 1996:

ADVANCED RADIO TECHNOLOGIES CORPORATION


By:_________________________
Name:
Title:



772946

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT IN CONNECTION WITH THE RESALE THEREOF UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE. THIS NOTE MAY BE SUBJECT TO ORIGINAL ISSUE DISCOUNT.

                                 PROMISSORY NOTE

Due:  March 8, 1998

$_________________                                            September __, 1996

     FOR VALUE RECEIVED, ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Maker") having an office at 500 108th Avenue, N.E., Bellevue, Washington 98004, hereby promises to pay in cash on March 8, 1998 to the order of ___________________ (the "Payee") the principal sum of ________________________ ($___________) DOLLARS together with interest in cash at the rate of fourteen and seventy-five one hundredths percent (14.75%) per annum, based on the actual number of days elapsed over a 360-day year, as provided herein, with interest payable in arrears, on December 8, March 8, June 8, and September 8, of each year. Notwithstanding the foregoing, the outstanding principal sum together with interest thereon shall be due and payable upon the consummation of an initial public offering or private placement of the Maker's securities that results in aggregate gross proceeds to the Maker of at least $60,000,000.

     This Note is one of the Notes (the "Notes") of like tenor issued on the date hereof in the aggregate principal amount of $3,000,000.

     In consideration for the indebtedness evidenced by this Note, the Maker shall issue warrants exercisable to purchase certain shares of Common Stock of the Maker (the "Unit Warrants") as more particularly described in that certain Common Stock Purchase Warrant executed by the Maker in favor of the Payee on the date hereof.

     The following shall be deemed events of default hereunder:

          (a) If any payment shall not be made within ten (10) days when the same shall become due and payable;

          (b) If the Maker shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of a substantial part of its assets or property; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated a bankrupt; (iv) file a voluntary petition in bankruptcy or petition or an answer seeking reorganization, or make a plan with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute now or hereafter in effect or an answer admitting the material allegations of any petition filed against it in any proceeding under any such law or statute; or (v) admit in writing the Maker's inability to pay the Maker's debts as they become due;

          (c) If any proceeding against the Maker seeking reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable Federal or state statute, law or regulation shall remain undismissed or continue unstayed and in effect for a period of sixty (60) days; or

          (d) If a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver for a substantial part of the assets or properties of the Maker and such order, judgment or decree shall continue unvacated or unstayed and in effect for a period of sixty (60) days.

     Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against the Maker and shall not be required to have recourse to any security given for payment of this Note.

     In the event this Note is not prepaid within 90 days of issuance, the Maker will issue to holders thereof additional five-year warrants, in substantially the same form as the Unit Warrants, effective as of the date of issuance of the Unit Warrants, exercisable to purchase an aggregate of 240,000 shares of the Maker's Common Stock at the exercise price per share then in effect of the Unit Warrants.

     In the event of a default on the Notes, the Maker shall (a) pay interest, quarterly in arrears, on the sum of (i) the principal amount thereof and (ii) any accrued and unpaid interest thereon, at the rate of twenty-two percent (22%) per annum, based on the actual number of days elapsed over a 360-day year from the date of default and (b) grant to the holder of each $100,000 principal amount thereof an additional five-year warrant, in a form substantially similar to that of the Unit Warrants (except that Section 7.1(a) and (b) and the first 12 words of Section 7.1(c) shall be deleted in such additional warrant), exercisable as of the date of such default to purchase 20,000 shares of Common Stock of the Maker at the exercise price per share of $3.00.

     This Note shall be unsecured and shall rank senior to all other indebtedness for money borrowed including interest thereon ("Funded Indebtedness") of the Maker incurred after the date hereof (other than existing Funded Indebtedness of Advanced Radio Telecom Corp. ("Telecom"), giving effect to the proposed merger (the "Merger") of a subsidiary of the Maker into Telecom); provided that with the written consent of holders of at least 80% of the outstanding principal amount of the Notes outstanding, the Maker may incur additional Funded Indebtedness either senior or PARI PASSU with this Note. This Note shall rank junior in rights of payment and liquidation to all existing Funded Indebtedness of the Maker or of Telecom (after giving effect to the Merger), and the Maker shall be obligated (after giving effect to the Merger) to make payment in full of all Funded Indebtedness of Telecom existing on the date of this Note prior to payment of this Note.

     At the option of the Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

     Except as otherwise expressly provided herein, the Maker, sureties, guarantors and endorsers of this Note hereby severally waive presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest, and any and all other requirements necessary to hold them liable as the Maker.

     The liability of the Maker hereunder shall be unconditional. No act, failure or delay by the holder hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

     Each of the Maker, surety, guarantor and endorser further agrees, jointly and severally, to pay all costs of collection, including reasonable attorney's fees and all costs of levy or appellate proceedings or review, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

     Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to the Maker, at its address set forth above; and (b) if to the Payee, addressed to it or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

     This Note may not be changed or terminated orally.

     This Note shall be binding upon the Maker, its legal representatives, successors or assigns and shall inure to the benefit of the Payee and its successors, endorsers, assigns or holder(s) in due course.

     This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. By signing below, the

Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at the Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized representative as of the date and year first above written.


                    ADVANCED RADIO TECHNOLOGIES CORPORATION


                    By:_________________________



Payment of the above Note is hereby guaranteed.


                    ADVANCED RADIO TELECOM CORP.


                    By:_________________________





772946

                                    EXHIBIT B

Void after September 6, 2001


         THIS WARRANT AND ANY SHARES ACQUIRED UPON THE
         EXERCISE OF THIS WARRANT HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933.
         THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD
         OR TRANSFERRED IN THE ABSENCE OF SUCH
         REGISTRATION OR AN EXEMPTION THEREFROM UNDER
         SAID ACT.  THIS WARRANT AND SUCH SHARES MAY
         NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS
         SPECIFIED HEREIN AND IN THE SUBSCRIPTION
         AGREEMENT, DATED AS OF THE DATE HEREOF (AS
         AMENDED AND MODIFIED FROM TIME TO TIME), AND
         NO TRANSFER OF THIS WARRANT OR SUCH SHARES
         SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL
         SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

         ADDITIONALLY, THE TRANSFER OF THIS WARRANT AND SUCH SHARES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (I) THE SECOND RESTATED AND AMENDED REGISTRATION RIGHTS AGREEMENT DATED JULY 3, 1996 (THE "REGISTRATION RIGHTS AGREEMENT") AND (II) THE RESTATED AND AMENDED STOCKHOLDERS AGREEMENT DATED FEBRUARY 2, 1996 (THE "STOCKHOLDERS AGREEMENT"), EACH BY AND AMONG ADVANCED RADIO TELECOM CORP. ("TELECOM"), ADVANCED RADIO TECHNOLOGIES CORPORATION, AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ADVANCED RADIO TECHNOLOGIES CORPORATION AND TELECOM HAVE AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THIS WARRANT REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ADVANCED RADIO TECHNOLOGIES CORPORATION.

             ADVANCED RADIO TECHNOLOGIES CORPORATION

                  COMMON STOCK PURCHASE WARRANT


          ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company") having its principal office at 500 108th Ave., N.E., Bellevue, WA 98004 hereby certifies that, for value received, __________________________, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company commencing on September 6, 1997 and terminating at 5:00 P.M., New York City time, on September 6, 2001 (the "Expiration Date") ___________ fully paid and non-assessable shares of Common Stock (as defined), at the price per share (the
"Purchase Price") of $6.25. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") originally issued in units with 14.75% promissory notes (the "Notes") as of the Original Issue Date (as defined) and evidencing the right to purchase an aggregate of 240,000 shares of Common Stock subject to the adjustments as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                   (a)  The term "Company" includes any
corporation which shall succeed to or assume the obligations of the Company hereunder.

                   (b)  The term "Common Stock" means the Common
Stock, $.001 par value, of the Company.

                   (c)  The "Original Issue Date" is September
6, 1996, the date as of which the Warrants were first issued.

                   (d)  The term "Other Securities" refers to
stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 hereof or otherwise.

                   (e)  The term "Purchase Price" shall be the
then applicable exercise price for one share of Common Stock.

                   (f)  The terms "registered" and
"registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

                   (g)  The term "Securities Act" means the
Securities Act of 1933 as the same shall be in effect at the time.


         1. REGISTRATION, ETC. The Company shall have the same obligations to the holder of the Warrant as it has to the New Bridge Warrant Holders of the Company as set forth in the Second Restated and Amended Registration Rights Agreement dated July 3, 1996 by and among the Company, Telecom and certain other signatories thereto, subject to the consent of the other parties thereto, if required.

         2. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and any applicable state securities laws, provided that the disposition thereof shall be in compliance with the provisions of the Stockholders Agreement, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof.

         3.   EXERCISE OF WARRANT; PARTIAL EXERCISE; EXERCISE BY
SURRENDER.

              3.1. EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto as SCHEDULE I duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

              3.2. PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section
3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the form of subscription by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the form of subscription at the end hereof.

              3.3. EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Sections 3.1 and
3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrants in the manner specified in Section 3.1 as payment of the aggregate Purchase Price. The number of Warrants to be surrendered in payment of the aggregate Purchase Price for the Warrant to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten

(10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company
("Notice Date").

              3.4. DEFINITION OF MARKET PRICE. As used herein, "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by the Board of Directors of the Company, based on the best information available to it.

              3.5. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

         4. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

         5. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

                   (a)  other or additional stock or other
         securities or property (other than cash) by way of dividend, or

                   (b)  any cash paid or payable (including,
         without limitation, by way of dividend), except out of earned surplus of the Company, or

                   (c)  other or additional (or less) stock or
         other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

then, and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such holder would hold on the date of such exercise if on the Original Issue Date it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5) receivable as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 6 and 7 hereof.

         6.   REORGANIZATION, CONSOLIDATION, MERGER, ETC.

              In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

         7.   OTHER ADJUSTMENTS.

              7.1. GENERAL. In any case to which Sections 5 and 6 hereof are not applicable,

                   (a)  where the Company shall sell shares of
         its Common Stock within the first ninety (90) days of the Original Issue Date at a price per share (the "New Purchase Price") less than $6.25 (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to the Original Issue Date), the Purchase Price in effect hereunder shall be reduced to the New Purchase Price; PROVIDED that where the Company shall sell shares of Common Stock at varying prices per share less than $6.25, the New Purchase Price shall be equal to the lowest price per share received by the Company in connection with such sales;

                   (b)  where the Company fails to acquire
         additional financing or financings with aggregate gross proceeds in excess of $30 million within ninety (90) days of the Original Issue Date, and the Company shall sell shares of its Common Stock (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to the Original Issue Date) thereafter, at a price per share (the "Equity Financing Price") less than $6.25, the Purchase Price in effect hereunder shall be reduced to the Equity Financing Price; PROVIDED that where the company shall sell shares of Common Stock at varying prices per share less than $6.25, the Equity Financing Price shall be equal to the lowest price per share received by the Company in connection with such sales; PROVIDED FURTHER that the number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be increased to a number equal to the principal amount of the Note issued in a unit with this Warrant divided by the New Purchase Price; and

                   (c)  where subdivisions (a) and (b) of this
         Section 7.1 are not applicable and the Company shall issue or sell shares of its Common Stock after the Original Issue Date without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares (except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the Original Issue Date), then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (i) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or sale, plus (B) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares.

              7.2. CONVERTIBLE SECURITIES. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the Original Issue Date, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

                   If the price per share so determined shall be less than the applicable Purchase Price, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

              7.3. RIGHTS AND OPTIONS. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock (other than rights or options granted under the Company's Equity Incentive Plan and 1996 Non-Employee Directors Automatic Stock Option Plan), there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

                   If the price per share so determined shall be less than the applicable Purchase Price, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED that, if such rights or options shall be their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

         8. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

         9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

         10.  NOTICES OF RECORD DATE, ETC.  In the event of

                   (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                   (b)  any capital reorganization of the
         Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into any other person, or

                   (c)  any voluntary or involuntary
         dissolution, liquidation or winding-up of the Company, or

                   (d)  any proposed issue or grant by the
         Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

         11. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

         12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list the Common Stock on any national securities exchange and shall register the Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

         13. EXCHANGE OF WARRANTS. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         14. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         15. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, replacing Warrants pursuant to Section 14, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         16. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof, consents and agrees:

                   (a)  subject to the provisions hereof, title
         to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as SCHEDULE III) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                   (b)  subject to the foregoing, any person in
         possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                   (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         18.  NOTICES, ETC.  All notices and other
communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

         19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         20. ASSIGNABILITY. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant is fully assignable at any time upon surrender of this Warrant with a properly executed form of assignment at the principal office of the Company.


Dated:  September 6, 1996
                                  ADVANCED RADIO TECHNOLOGIES
                                  CORPORATION


                                  By __________________________

[Corporate Seal]

Attest:


______________________________
          Secretary

772946

                           SCHEDULE I

                      FORM OF SUBSCRIPTION

        (To be signed only upon exercise of the Warrant)

To:  ADVANCED RADIO TECHNOLOGIES CORPORATION

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____* shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and herewith makes payment of

$          therefor, and requests that the certificates for such
shares be issued in the name of, and delivered to,               , whose address
is


Dated:


                             ___________________________________________________
                             (Signature must conform in all respects to name of the holder as specified on the face of the Warrant)


                             ___________________________________
                                      (Address)


________________
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

772946

                           SCHEDULE II

                        FORM OF ELECTION

  (To be signed only upon exercise by surrender of the Warrant)

To: ADVANCED RADIO TECHNOLOGIES CORPORATION

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase in accordance with Section 3.3 thereunder, _____* shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and requests that the certificates for such shares be issued in the name of, and
delivered to,      , whose address is

        In payment therefor, a number of Warrants (included in the within Warrant) is hereby surrendered in accordance with
Section 3.3 hereof.


Dated:


                             __________________________________________________
                             (Signature must conform in all respects to name of the holder as specified on the face of the Warrant)


                             __________________________________
                                      (Address)


________________
* Insert here the number of shares to be issued upon surrender of Warrants, without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.


772946

                          SCHEDULE III

                       FORM OF ASSIGNMENT

        (To be signed only upon transfer of the Warrant)



        For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the within Warrant to purchase shares of Common Stock of [_____________] to which the within Warrant relates, and appoints
Attorney to transfer such right on the books of [_________________] with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of [___________] Common Stock Purchase Warrants issued by [______________] as of [_______________], 19__

Dated:


                             __________________________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                             ___________________________________
                                      (Address)


__________________________
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange

772946

                            EXHIBIT C

                       DISCLOSURE MATERIAL
                    Dated:  September 6, 1996

I.  THE COMPANY

GENERAL

        The information set forth in Amendment No. 4 to Form S-1 Registration Statement filed with the Securities and Exchange Commission (the "SEC") on July 29, 1996 (the "Registration Statement") relating to a proposed public offering of Common Stock (the "IPO"), and the prospectus (the "Prospectus") which constitutes a part thereof, is incorporated herein by reference. The statements made herein and in the Registration Statement concerning the provisions of any document are not necessarily complete, and in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. Certain capitalized terms used herein have the same meaning as in the Prospectus.

        The Registration Statement is not a final document and was not prepared for use in connection with the offering made hereby. Certain modifications to the contents thereof, including without limitation the business plan described therein, have been deemed necessary or advisable by the Company as a result of changing circumstances or for other reasons. Certain of such modifications have been set forth in summary form herein. However, many such modifications have not been finalized and may be reconsidered, particularly since this offering is an interim financing, as discussed below.

        Investors should note further that the Registration Statement speaks as of an unspecified time in the future and assumes that certain transactions, which have not yet occurred and which may never occur, have been completed. Certain of the material changes to the Registration Statement needed to describe the present status of the Company have been set forth herein. Nevertheless, the information set forth herein is not an exhaustive presentation of all of the changes necessary to reflect the present status of the Company.

        Potential investors and their advisers should consider carefully the ramifications of the information set forth herein

INTERIM FINANCING; CURRENT LIABILITIES

        The proceeds of this offering will provide sufficient funds for the Company's operations only for approximately 60 days, and the Company needs to complete a major financing similar to the IPO and the Debt Offering described therein or a substantial private financing (a "Major Financing") in order to continue with its business plan without substantial modification. Since the date of the financial information set forth in the Prospectus, the Company has continued to incur substantial operating losses. In addition, the Company has incurred substantial current liabilities, including equipment costs and the professional fees and other expenses of the IPO, which, if not deferred, would absorb substantially all of the proceeds of this offering.

MODIFICATIONS, PRESENT STATUS AND OTHER CONSIDERATIONS

        The IPO has been postponed and may be abandoned. The terms of the IPO are subject to change as a result of market conditions, negotiation and other factors. It is therefore possible that the initial public offering price in the IPO, if made, may be less than the $6.00 per Share contemplated in the disclosures in the Prospectus. In addition, the IPO may be made without the Debt Offering described therein. Disclosures in the Prospectus reflecting the proceeds of the IPO and the Debt Offering materially differ from the likely conduct of the Company's business if it cannot obtain a Major Financing in the near future. There can be no assurance that the Company can complete a Major Financing on a timely basis on favorable terms or at all. Without a Major Financing, the Company will be obliged to curtail its business plan or to sell all or a substantial portion of its assets.

        The CommcoCCC Acquisition, the acquisition of Extended's interest in ART West, and the acquisition of wireless assets of DCT and Telecom One described in the Prospectus, which were scheduled to be consummated after the IPO, have not taken place as of the date hereof. In the event that the IPO or other Major Financing is not completed or for some other reason not presently contemplated, such acquisitions may never take place, which would require many changes in the Registration Statement including changes in some of the pro forma financial disclosures.

        The management changes contemplated in the Prospectus have not taken place and are not expected to take place until a Major Financing is completed. For instance, Landover Holdings Corporation has not entered into the proposed Voting Trust Agreement; J.C. Demetree, Jr., Matthew C. Gove and Laurence S. Zimmerman have not resigned as directors; and James C. Cook and
T. Allan McArtor have not been elected as directors.

II.  RISK FACTORS

        AN INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK. THE RISK FACTORS SET FORTH IN THE PROSPECTUS, SUBJECT TO MODIFICATIONS AS DESCRIBED ABOVE, AND THE FOLLOWING ADDITIONAL RISK FACTORS SHOULD BE CONSIDERED WHEN EVALUATING AN INVESTMENT IN THE SECURITIES.

ABILITY TO SERVICE INDEBTEDNESS; NO FINANCING PLAN

        Although the proceeds from sale of the Notes, expected to be approximately $3,000,000 prior to expenses, are expected to enhance liquidity and improve the Company's financial flexibility in the near term, the Company will not be able to repay the Notes (and other indebtedness of the Company) when due and will only be able to continue its operations at the current level for a period of 60 days without a Major Financing. In addition, default on or delay in paying certain other indebtedness of the Company, such as the CommcoCCC Notes described in the Prospectus, may result in dilution of the Company's equity. There can be no assurance that the Company can complete a Major Financing on a timely basis on favorable terms or at all.

Without a Major Financing, the Company will be obliged to curtail its business plan or to sell all or a substantial portion of its assets.

ABSENCE OF PUBLIC MARKET; DETERMINATION OF OFFERING PRICE

        There is no public market for the Company's Securities;
and, if the IPO is abandoned, there is no expectation that such a market will develop in the near future. The exercise price of the Warrants has been determined solely by the Board of Directors of the Company.

CONCENTRATION OF SHARE OWNERSHIP; CONTROL BY LANDOVER HOLDINGS
CORPORATION

        Landover Holdings Corporation and its affiliates, as a group, beneficially owns approximately 35.3% of the Company's outstanding Common Stock, and, under the terms of the Stockholders Agreement, can designate, and has designated, two of the directors of the Company. E2-2 Holdings L.P., which owns beneficially 17.5% of the Company's outstanding stock, is currently controlled by an affiliate of Mark C. Demetree and J.C. Demetree, Jr., and can designate, and has designated two directors. These stockholders will be able to exercise significant influence over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. In addition, this concentration of ownership may have the effect of delaying or preventing a change in control of the Company. On February 1, 1995, Laurence S. Zimmerman, who controls Landover Holdings Corporation, consented to entry of an order of the SEC, without admitting or denying the matters referred to therein, providing that he was barred through February 1, 1996 from association with any broker, dealer, municipal securities dealer, investment company or investment adviser. The order relates to alleged violations of Section 17(a) of the Securities Act, Section 10(b) and 15 (c)(1) of the Securities Exchange Act of 1934 and Rules 10b-5 and 15c1-2 thereunder arising out of actions allegedly done by Mr. Zimmerman in 1986, when he was 26 years old and a broker for Breuer Capital, in connection with trading and selling shares of Balchem Corporation.

RANKING OF NOTES AS UNSECURED OBLIGATIONS

        The Notes are not secured by any of the assets of the Company and are general unsecured obligations of the Company. The Company and its subsidiaries are permitted to incur a substantial amount of secured indebtedness and have incurred approximately $9.5 million of senior indebtedness. In the event of any distribution or payment of the assets of the Company in any foreclosure, dissolution, winding-up, liquidation or reorganization, holders of secured indebtedness will have a secured prior claim to the assets of the Company which constitute their collateral, and holders of senior indebtedness will have a prior claim to the assets of the Company. In the event of a bankruptcy, liquidation or reorganization of the Company, holders of the Notes will participate ratably with all holders of indebtedness of the Company which is unsecured and all other general creditors of the Company, based upon the respective amounts owed to each holder or creditor in the remaining assets of the Company, and there may not be sufficient assets to pay amounts due on the Notes.

ORIGINAL ISSUE DISCOUNT

        The Notes will be issued in a Unit with Warrants which may result in a deemed original issue discount on the Notes from their principal amount at maturity. Consequently, purchasers of Notes may be required to include amounts in gross income for federal income tax purposes in advance of receipt of the cash payments to which the income is attributable.

MERGER

  The Company and Advanced Radio Telecom Corp. ("Telecom") plan to merge. The FCC has approved the Merger. The Company plans to revise the merger agreement, dated June 24, 1996, now in effect and to complete the Merger after a plan of Major Financing is made, subject to stockholder approval (which the stockholders have agreed to provide under the Stockholders Agreement). Until the Merger is approved, Telecom will continue to be able to operate its business, using the wireless licenses owned by the Company, under the Services Agreement. If the Merger is not approved by May 13, 1997, the Company will surrender all its shares of Telecom Common Stock to Telecom, and Telecom and the Company will revise the terms of the Services Agreement to provide that (i) the term thereof will be extended to 40 years, (ii) the Company will receive, in the event of any dividends paid by the Company to its stockholders, an amount equal to the percentage share of the Company on that date that the Company stockholders would have received in the Merger of such aggregate dividends, (iii) the Company would have a right of co-sale, subject to FCC approval, in accordance with such percentage share in the event of any merger or sale of substantial assets by the Company and (iv) in the event Telecom agrees to merge into another entity or to sell substantially all its assets to another entity, the Company shall, upon the request of the Company, use its best efforts, subject to FCC approval, to merge into such entity or sell substantially all its assets to such entity for aggregate consideration equal to such percentage share of the aggregate consideration to be paid for the Company and Telecom in such transaction.